The EGFR-targeting Chimeric Antigen Receptor-Modified T Cells Immunotherapy for Patients with EGFR-Expressing Advanced, Relapsed/Refractory Solid Tumors

Kai-chao Feng[1*], Ye-lei Guo[2*], Han-ren Dai[2*],

Yao Wang[2], Xiang Li[3], Wei-dong Han[2]

*Contributed equally.

Correspondence to:
Prof Wei-Dong Han, MD
Department of Immunology/Bio-therapeutic,
Chinese PLA General Hospital
China, Beijing

Dr. Yihong Yao was authorized by Prof. Wei-dong Han to present the content at the 2015 5th World Congress on Cancer Therapy due to the time conflict of ECCO in Vienna, Austria

Phase I/II clinical study of EGFR CART therapy in EGFR-Expressing Advanced or Relapsed/Refractory Solid Tumors

- **Primary objective**
  - ✓Safety
  - ✓Feasibility
- **Secondary objective**
  - ✓Anti-tumor response of CART cells
  - ✓In vivo persistence of CART-EGFR cells
  - ✓Immunogenicity of CART cells
  - ✓Determine the relative subsets of CART-EGFR T cells (Tcm, Tem, and Treg)

Flow of EGFR CART cell generation



EGFR CART
EGFR binding domain
CD8α hinge and TM
CD137 costimulatory domain
CD3ζ signaling domain
Blood drawn (80ml)
Two lentiviral transduction on the second and third day after PBMC collected
Collected by Ficoll-Hypaque density-gradient centrifugation
PBMC
Anti-CD3 MoAb /rhIL-2
T cells
rhIL-2
EGFR CART
rhIL-2
10 days
CART infusion
Quality control

Cytotoxicity of EGFR CART cells to the EGFR expressing tumor cells versus normal cells



EGFR+ tumor cells
EGFR+ normal cells
EGFR- tumor cells
A
A549
MCF7
Hela
293T
A2780
Counts
EGFR PE
MFI
B
A549
MCF7
Hela
293T
A2780
Lysis (%)
E: T Ratio
5:1
10:1
20:1
40:1
CART-EGFR
Mock
NT

- ✓ Results of a 4-hour CCK8 analysis at effector/tumor cell (E:T) ratio of 5:1, 10:1, 20:1 and 40:1.
- ✓ EGFR+ cell lines include A549 human lung carcinoma cell line, MCF7 human breast carcinoma cell line, HeLa human cervical carcinoma cell line, 293T human renal epithelia cell line, and A2780 (EGFR-) human ovarian cancer cell line
- ✓ CART-EGFR versus Mock and NT, $P < 0.001$, two-way ANOVA test, GraphPad Prism 6.0). NT indicates non-viral transduction T cells; MFI indicates mean fluorescence intensity.

Immunophenotype of EGFR CART cells



Mixtures of CD4+ and CD8+ T cells
• CD8:CD4 ratio is approximately 2:1
• Promote expansion in vivo
Homing molecules
• Facilitate trafficking to sites
TCM/TEM
• Promote long-term persistence In vivo
% Composition of T cell products
150
100
50
0
CD3+
CD3+CD4+
CD3+CD8+
CD3+CD56+
CD8+CD56+
CD45RO+
CD62L+
CCR7+
CD45RO+CD62L+CCR7+
CD45RO+CD62L-CCR7-

Study Flow Chart



Screen
Therapy
Follow-up
PD/Death
Immunohistochemistry Examination of EGFR expression
Screen and enrollment
Tumor size ≥3 cm
Randomized
Cohort 1
Cohort 2
Cohort 3
Tumor size <3 cm or Tumor size ≥3 cm but could not tolerate the toxicity of chemotherapy
CART-EGFR cell production
1st time point response evaluation
2nd time point response evaluation
3rd time point response evaluation
Wk-2
Day-7
Day-3~-2
Day0~4
Day5~9
Day29
Wk8
Wk12
1.Chemo-therapy
2.CTX
CAR-T cells infusion (escalating dose)
Exogenous IL-2 injection
Conditioning regimen
Cohort 1: Non 1 or 2
Cohort 2: Only 2
Cohort 3: 1+2
PBMC collected

Patient Eligibility Criteria

Subject

- ✓ Advanced relapsed/refractory or unresectable solid tumors
- ✓ ECOG 0-2

Tumor

- ✓ EGFR+(>50% expression)
- ✓ Measurable lesions

Adequate Major organ function

- ✓ cardiac pulmonary function
- ✓ hepatic renal functions
- ✓ Adequate bone marrow reserve

Informed consent

- ✓ Signed

Excluded

- ✓ Other therapy ≤ 4 wk before
- ✓ Life expectancy≤ 3 months
- ✓ Major organ dysfunction
- ✓ Pregnancy and lactation
- ✓ Active infections
  - ✓ HIV
  - ✓ HBV
  - ✓ HVC
- ✓ Primary immunodeficiency

Diagram of Patients Enrollment in the Trial



Screened (n=42)
Excluded (n=13)
• Ineligible (n=9)
• Receiving other treatments (n=4)
Enrolled (n=29)
Failed of infusing CAR-EGFR T cells (n=5)
• Disease progression (n=3)
• Withdrew consent (n=2)
Infused (n=24)
Analyzed (n=24)

Summary of patient baseline characteristics(N=24)

Characteristics	Statistics	%
Age at infusion (years)		
Median	57.5	
Range	37-70	
Gender		
Male	11	45.8%
Female	13	54.2%
Pathology		
NSCLC	17	70.8%
CCA	5	20.8%
PA	1	4.2%
RCC	1	4.2%
Preconditioning regimen		
None	6	25%
CTX	2	8.3%
PC/CTX	2	8.3%
DP/CTX	3	12.5%
N-p/CTX	11	45.8%
Status at Enrollment		
Refractory	18	75%
Relapsed	3	12.5%
Unresectable	3	12.5%

In vivo persistence of EGFR CART cells

EGFR CART Cells in PBMC



Transgene copies (Measured/Baseline)
80
60
40
20
5
4
3
2
1
0
d0
d5
d7
d9
w4
w8
w12
w16
w20
w24
Days after infusion
No. 1
No. 2
No. 3
No. 4
No. 5
No. 6
No. 7
No. 8
No. 9
No. 10
No. 11
No. 12



Transgene copies (Measured/Baseline)
80
60
40
20
5
4
3
2
1
0
d0.
d5.
d7.
d9.
w4
w8
w12
w16
w20
w24
w48
Days after infusion
No. 13
No. 14
No. 15
No. 16
No. 17
No. 18
No. 19
No. 20
No. 21
No. 22
No. 23
No. 24

EGFR CART Cells in Biopsied Tissues



Transgene copies (no./μg DNA)
21000
16000
11000
6000
1000
900
800
700
600
500
400
300
200
100
0
Biopsied Tissue
PBMC
No. 1 (26 wks)
No. 2 (6 wks)
No. 6 (6 wks)
No. 8 (6 wks)
No. 20 (8 wks)
No. 21 (12 wks)

- The high level of transgene copies in tissues indicated the trafficking of EGFR CART cells

Summary of Adverse Events

Events	Grade 1-2		Grade3-4	
	No. of Patients	%	No. of Patients	%
Cutaneous				
Rash/Acne	-	-	-	-
Pruritus	9	37.5%	-	-
Desquamation	4	16.7%	-	-
Non-cutaneous				
Nausea/Vomiting	3	12.5%	-	-
Diarrhea	-	-	-	-
Loss of appetite	-	-	-	-
Constipation	4	16.7%	-	-
Fatigue	-	-	-	-
Hypotention	1	4.2%	-	-
Hypertention	-	-	-	-
Fever	3	12.5%	-	-
Serum amylase increased	1	4.2%	-	-
Serum lipase increased	-	-	1	4.2%
Creatinine increased	-	-	-	-

- ✓ Graded according to National Cancer Institute Common Terminology Criteria for Adverse Events Version 4.0
- ✓ 3 patients experienced Grade 2 CRS

Skin Injury after EGFR CART therapy is self-limiting

Pathological Changes of the Biopsied Skin


HE 10×4

HE 10×20

Summary of Clinical Activity

Patient No.	Gender	Age (years)	Pathology	Status at Enrollment	Conditioning	CART Cell (×10^7/kg)	Response	Response Duration (months)
1	female	55	NSCLC	RF	None	0.24	SD	5.7
2	female	66	NSCLC	RF	CTX	2.51	PD	
3	female	60	NSCLC	RF	CTX	0.59	PD	
4	male	59	NSCLC	RL	None	0.99	PD	
5	female	47	NSCLC	RF	PC/CTX	0.76	PD	
6	female	50	NSCLC	RF	DP/CTX	1.19	SD	2.4
7	male	59	NSCLC	RF	None	0.36	SD	17+
8	male	40	NSCLC	RF	PC/CTX	1.37	PR	3.5
9	female	61	NSCLC	RF	DP/CTX	1.94	PR	2
10	male	46	NSCLC	RF	None	0.89	SD	13.5+
11	male	58	NSCLC	RF	DP/CTX	0.04	SD	2
13	male	49	NSCLC	RF	N-p/CTX	1.09	SD	3
14	male	52	NSCLC	RF	N-p/CTX	0.79	PD	
16	female	42	NSCLC	RL	N-p/CTX	1.43	SD	4.8+
17	female	65	NSCLC	RF	N-p/CTX	1.51	SD	2
19	male	41	NSCLC	RF	N-p/CTX	1.18	SD	3
23	female	65	NSCLC	RF	N-p/CTX	1.04	SD	3
12	female	52	CCA	UNR	N-p/CTX	2.05	CR	8.3+
15	female	52	CCA	UNR	None	1.1	PR	5.5+
18	female	44	CCA	RF	None	1.65	CR	4.8+
22	female	53	CCA	UNR	N-p/CTX	1.74	SD	4
24	male	70	CCA	RL	N-p/CTX	1.23	SD	3.4+
20	male	37	PA	RF	N-p/CTX	1.07	PR	2.5
21	male	56	RCC	RF	N-p/CTX	0.65	SD	4.5

- LC: Lung Cancer; CCA: Cholangiocarcinoma; PA: Pancreatic Adenocarcinoma; RCC: Renal Cell Carcinoma; RF: refractory; RL: relapsed; UNR: unresectable; PC: Pemetrexed +Cisplatin; DP: Docetaxel +Cisplatin; N-p: Nab-paclitaxel
- Response duration data update to August 31 2015;+, means ongoing response

Clinical Activity



CR
PR
SD
PD
2
4
13
5
0
5
10
15
# of patients

Overall DCR=79%
ORR=25%

Pathology		
NSCLC	17	70.8%
CCA	5	20.8%
PA	1	4.2%
RCC	1	4.2%



15
10
5
0
PD
SD
PR
CR
5
10
2
0
0
2
1
2
0 0
1
0
0
1
0 0
LC
CCA
PA
RCC

Response duration(months)



Pt18 CCA CR 4.8+
Pt12 CCA CR 8.3+
Pt9 LC PR 2
Pt20 PA PR 2.5
Pt8 LC PR 3.5
Pt15 CCA PR 5.5+
Pt11 LC SD 2
Pt17 LC SD 2
Pt6 LC SD 2.4
Pt23 LC SD 3
Pt13 LC SD 3
Pt19 LC SD 3
Pt24 CCA SD 3.4
Pt22 CCA SD 4
Pt21 RCC SD 4.5
Pt16 LC SD 4.8+
Pt1 LC SD 5.7+
Pt10 LC SD 13.5+
Pt7 LC SD 17+
0
2
4
6
8
10
12
14
16
18
CR
PR
SD
• Duration of response
• Data cutoff: August 31 2015
• +, means ongoing response

Three NSCLC patients showed clinical benefit


A
Baseline
Post-CART-EGFR
B
C


Baseline
Post-CART-EGFR
CD3
10×20
10×20

A. Reduction of pleural effusion and slight shrinkage of metastatic hilar lymph node and pleural nodule in patient 1 8 weeks after the infusion of CART cells. Enrichment of CD3+ cells were observed in the biopsied metastatic tissue (SD)

B. Shrinkage of primary lesion in the left lung lobe in patient 8 4 weeks post the CART-EGFR therapy (PR)

C. Absorption of pleural effusion and regression of the lung lesion in patient 9 4 weeks after the CART-EGFR treatment (PR)

One patient with Advanced cholangiocarcinoma achieved CR

Baseline | **4 weeks post-CART** | **12 weeks post-CART** | **24 weeks post-CART**



- Patient 12 with advanced unresectable distal cholangiocarcinoma with metastatic retroperironeal lymph node
- No history of chemotherapy or radiotherapy

- **PR** status by CT **4 weeks** after the infusion of EGFR CART.
- Disappearance of SUVmax within cholangiocarcinoma and retroperironeal lymph node **12 weeks** after the CART-EGFR therapy, disease status was modified to **CR**.
- PET/CT reconfirmed the disappearance of SUVmax **24 weeks** after the CART-EGFR therapy, the **CR** is still **ongoing.**



Summary of Clinical Activity

Toxicity

Well-tolerated without severe toxicity

- ✓ 3/24 experienced Grade 2 cytokine release syndrome
- ✓ Skin toxicity，self-limiting

Efficacy

DCR=79% 19/24 had clinical response

- ✓ **2/24 (8.3%) CR > 4.8 months**
  - 1/2 CR > 8 months
- ✓ **4/24 (16.7%) PR> ≥ 2 months**
  - 2/4 PR > 3 months
  - 1/4 PR > 5 months
- ✓ **13/24 (54.2%) SD ≥ 2 months**
  - 10/13 SD ≥ 3 months
  - 6/13 SD 4-17^{+} months

Conclusion

- The EGFR-targeting CART cell therapy for EGFR-positive, advanced, relapsed/refractory solid tumor patients is **safe, well tolerated and shows positive signal of clinical activity**.

Future Studies

Improve efficacy

- ✓ Improve in vitro CART cell expansion system
- ✓ Optimize conditioning regimens
- ✓ Define the composition of CART cell products
- ✓ Explore the potential of combination with other I/o therapies, such as PD-1/PD-L1

Integration of state of art translational medicine in clinical development

- ✓ Identify suitable biomarker at baseline that can predict clinical outcome
- ✓ Understand the biology behind clinical response and refraction/relapsing

Acknowledgements

Study PI: Wei-dong Han

Clinical Team: Kai-Chao Feng

Manufacture: Yao Wang
Ye-Lei Guo
Han-Ren Dai

Laboratory Team: Xiang Li







Funding support for this study:

Science and Technology Planning Project of Beijing City
(Number Z151100003915076 to WDH)

National Natural Science Foundation of China
(Number 31270820 and Number 81230061 to WDH).

Epidermal growth factor receptor(EGFR)



Receptor-specific ligands
EGF
TGFα
Amphiregulin
β-cellulin
HB-EGF
Epiregulin
NRGs
β-cellulin
HB-EGF
NRGs
EGFR, HER2,
HER3, or HER4
EGFR
TGFα
Interleukin-8
bFGF
VEGF
HER3
HER4
HER2
EGFR
Tyrosine kinase
domains
PI3K
P
SOS
RAS
RAF
MEK
MAPK
Akt
Cell proliferation
Cell survival
Invasion and metastasis
Plasma
Nucleus



A
Immune
effector cell
Activation of
antibody-dependent,
cell-mediated cytotoxicity
Anti-EGFR
monoclonal
antibody
EGFR
Tumor-cell
lysis

- ✓ <u>Cancer-cell proliferation</u>
- ✓ <u>Blocking apoptosis</u>
- ✓ <u>Activating invasion and metastasis</u>
- ✓ <u>Stimulating tumor-induced neovascularization</u>

Four EGFR antagonists are currently available for the treatment of four metastatic epithelial cancers: **Non–small-cell lung cancer, squamous-cell carcinoma of the head and neck, colorectal cancer and pancreatic cancer.**

N Engl J Med. 2008 Mar 13;358(11):1160-74